Exhibit 99.1

Ur-Energy Announces Proposed $100 Million Offering of Convertible Senior Notes Due 2031

LITTLETON, CO / ACCESS Newswire / December 10, 2025 / Ur-Energy Inc. (“Ur-Energy” or the “Company”) (NYSE American: URG) (TSX: URE), today announced its intent to offer $100 million aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “convertible notes offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Ur-Energy also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $20 million aggregate principal amount of notes. The convertible notes offering is subject to market and other conditions, and there can be no assurance as to whether or when the convertible notes offering may be completed, or as to the actual size or terms of the convertible notes offering.

The notes will be general senior unsecured obligations of Ur-Energy and will accrue interest payable semiannually in arrears. The notes will be convertible at the option of holders under certain conditions into cash, common shares, no par value, of Ur-Energy (“common shares”) or a combination of cash and common shares, at Ur-Energy’s election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the convertible notes offering.

Ur-Energy expects to use the net proceeds from the convertible notes offering, if consummated, (i) to pay the cost of the capped call transactions (as described below) and (ii) for project development and general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, Ur-Energy expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties (as defined below) and the remaining net proceeds for the purposes described above.

In connection with the pricing of the notes, Ur-Energy expects to enter into privately negotiated cash-settled capped call transactions with one or more of the initial purchasers of the notes or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of common shares initially underlying the notes. The capped call transactions are expected generally to compensate (through the payment of cash to Ur-Energy) for the potential economic dilution upon any conversion of notes and/or offset any cash payments Ur-Energy is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Ur-Energy expects that the option counterparties or their respective affiliates will enter into various derivative transactions with respect to common shares and/or purchase common shares concurrently with or shortly after the pricing of the notes, including with, or from, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of common shares or the trading price of the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common shares and/or purchasing or selling common shares or other securities of Ur-Energy in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during the 50-trading day period beginning on the 51st scheduled trading day prior to the maturity date of the notes and, to the extent the Company exercises the relevant election under the capped call transactions, following any earlier conversion, redemption or repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of the common shares or the notes, which could affect a holder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of common shares, if any, and the value of the consideration that a holder will receive upon conversion of its notes.

The notes and the common shares issuable upon conversion of the notes, if any, have not been registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. Offers and sales in Canada will be made only pursuant to exemptions from the prospectus requirements of applicable Canadian provincial and territorial securities laws. The notes issued and the common shares issuable upon the conversion of notes, if any, to purchasers in Canada will be subject to a statutory hold period in accordance with applicable Canadian provincial and territorial securities laws. The convertible notes offering is subject to final acceptance of the Toronto Stock Exchange (“TSX”). In obtaining TSX conditional approval, Ur-Energy intends to rely on the Exemptions for Eligible Interlisted Issuers set forth in Section 602.1 of the TSX Company Manual, which provide that the TSX will not apply its standards to certain transactions involving “Eligible Interlisted Issuers” on a “Recognized Exchange” (each as defined in the TSX Company Manual), such as the NYSE American.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of the securities being offered in the offering, nor shall it constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This release may contain “forward-looking statements” within the meaning of applicable securities laws regarding events or conditions that may occur in the future (including statements concerning the proposed terms of the notes, the capped call transactions, the completion, timing and size of the proposed offering and capped call transactions, the potential impact of the foregoing or related transactions on dilution to the common shares and the market price of the common shares or the trading price of the notes, the grant to the initial purchasers in the convertible notes offering of the option to purchase additional notes, and the anticipated use of proceeds from the offering) and are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects,” “does not expect,” “is expected,” “is likely,” “estimates,” “intends,” “anticipates,” “does not anticipate,” or “believes,” or variations of the foregoing, or statements that certain actions, events or results “may,” “could,” “might” or “will be taken,” “occur,” “be achieved” or “have the potential to.” All statements, other than statements of historical fact, are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from any forward-looking statements include market risks, trends and conditions and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and the other public filings made by the Company at www.sedarplus.ca and www.sec.gov. Readers should not place undue reliance on forward-looking statements. The forward-looking statements contained herein are based on the beliefs, expectations and opinions of management as of the date hereof and Ur-Energy disclaims any intent or obligation to update them or revise them to reflect any change in circumstances or in management’s beliefs, expectations or opinions that occur in the future.

About Ur-Energy

Ur-Energy is a uranium mining company operating the Lost Creek in situ recovery uranium facility in south-central Wyoming. We have produced and packaged approximately 3 million pounds of U3O8 from Lost Creek since the commencement of operations. Ur-Energy has begun development and construction activities at Shirley Basin, the Company’s second in situ recovery uranium facility in Wyoming. Ur-Energy is engaged in uranium recovery and processing activities, including the acquisition, exploration, development, and operation of uranium mineral properties in the United States. The primary trading market for Ur-Energy’s common shares is on the NYSE American under the symbol “URG.” Ur-Energy’s common shares also trade on the Toronto Stock Exchange under the symbol “URE.” Ur-Energy’s corporate office is in Littleton, Colorado and its registered office is in Ottawa, Ontario.

Contact Information

John W. Cash, Chairman and CEO
+1 307-265-2373, ext. 303
John.Cash@Ur-Energy.com

SOURCE: Ur-Energy Inc.